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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): DECEMBER 18, 2000


                            BROADBASE SOFTWARE, INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

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
        000-26789                                                 77-0417081
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       (Commission                                              (IRS Employer
       File Number)                                          Identification No.)


 181 CONSTITUTION DRIVE, MENLO PARK, CA                             94025
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(Address of principal executive offices)                         (Zip Code)
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                                 (650) 614-8300
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                         (Registrant's telephone number)

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          (Former name or former address, if changed since last report)

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ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS.

     On December 18, 2000, Broadbase Software, Inc., a Delaware corporation, completed its acquisition of Servicesoft, Inc., a Delaware corporation. The acquisition was accomplished by merging a wholly-owned subsidiary of Broadbase with and into Servicesoft, with Servicesoft surviving as a wholly-owned subsidiary of Broadbase. The merger is intended to qualify as a tax-free reorganization, and Broadbase will account for the acquisition under the purchase method of accounting.

     In connection with the merger, Broadbase issued approximately 29.3 million shares of common stock in exchange for all outstanding shares of Servicesoft capital stock, and converted all outstanding Servicesoft options and warrants into options and warrants to purchase approximately 6.45 million shares of Broadbase common stock. Approximately 2.9 million of the shares of Broadbase common stock issued in this transaction will be held in escrow for a period of one year as collateral for indemnity obligations of Servicesoft and its shareholders. In addition, several employees of Servicesoft, including executive officers, will become employees of Broadbase, and Broadbase may grant additional options in connection with these employment arrangements.

     A press release announcing the completion of this transaction is attached as Exhibit 99.01 to this report.

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ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

          Broadbase intends to file the financial statements required by this item by an amendment to this report on or prior to March 5, 2001.

     (b)  Pro Forma Financial Information.

          Broadase intends to file the financial information required by this item by an amendment to this report on or prior to March 5, 2001.

     (c)  Exhibits.

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
           2.01 Agreement and Plan of Merger, dated September 18, 2000, among Broadbase, Servicesoft and a wholly owned subsidiary of Broadbase, which is hereby incorporated by reference to the Registrant's registration statement on Form S-4 (File No. 333-48696) filed with the Securities and Exchange Commission on November 9, 2000.

          99.01 Press Release issued by Broadbase on December 18, 2000, announcing the closing of the merger.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2000                 BROADBASE SOFTWARE, INC.


                                        By: /s/ RUSTY THOMAS
                                           -------------------------------------
                                           Rusty Thomas
                                           Executive Vice President and
                                           Chief Financial Officer

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                                 EXHIBIT INDEX

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
Exhibit             Description
-------             -----------
  2.01              Agreement and Plan of Merger, dated September 18, 2000,
                    among Broadbase, Servicesoft and a wholly owned subsidiary of Broadbase, which is hereby incorporated by reference to the Registrant's registration statement on Form S-4 (File
                    No. 333-48696) filed with the Securities and Exchange
                    Commission on November 9, 2000.

 99.01 Press Release issued by Broadbase on December 18, 2000, announcing the closing of the merger.
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